================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 16, 2010

                            DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

          Utah                        0-12697                  87-0398434
--------------------------------------------------------------------------------
(State or Other Jurisdiction     Commission File Number       (IRS Employer
     of Incorporation)                                    Identification Number)


                7030 Park Centre Dr., Salt Lake City, Utah 84121
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 16, 2010, Dynatronics Corporation (the "Company") received a notice from The Nasdaq Stock Market ("Nasdaq") stating that the minimum bid price of the Company's common stock has been below $1.00 per share for 30 consecutive business days and that the Company was therefore not in compliance with the minimum bid price requirement for continued listing set forth in Marketplace Rule 5550(a)(2).

Nasdaq stated in its letter that, in accordance with Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial grace period of 180 calendar days, or until December 13, 2010, to regain compliance with the minimum bid requirement. The letter also states that if at any time before December 13, 2010, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Nasdaq staff will provide written notification that the Company has achieved compliance with the minimum bid requirement. At the close of the grace period, if the Company has not regained compliance, it may be eligible for an additional grace period of 180 days, if it meets the initial listing standards, with the exception of bid price, for The Nasdaq Capital Market. If it is not eligible for an additional grace period, the Company will receive notification that its securities are subject to delisting, and it may then appeal the delisting determination to a Nasdaq Hearings Panel.

The Company intends to actively monitor the bid price for its common stock between now and December 13, 2010, and will consider available options to resolve the deficiency and regain compliance with the Nasdaq minimum bid price requirement but has not yet determined to take any other action in response to the notice.

On June 17, 2010, the Company issued a press release announcing the receipt of the notice from Nasdaq. A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
----------     -----------------------------------------------------------------
99.1           Press release dated June 17, 2010.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DYNATRONICS CORPORATION



                                         By: /s/ Kelvyn H. Cullimore, Jr.
                                         --------------------------------
                                         Kelvyn H. Cullimore, Jr.
                                         Chairman and President





Date:  June 17, 2010






                                       2



--------------------------------------------------------------------------------